SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 20, 2004


                            PATCH INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



              NEVADA                   0-28627               87-0393257
 (State or other jurisdiction of     (Commission           (IRS Employer
          incorporation)             File Number)        Identification No.)



      1220 - 666 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA V6C 2X8 CANADA
               (Address of principal executive offices)(Zip Code)


                                 (604) 688-7640
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Effective September 20, 2004, the trading symbol for the registrant's common stock on the OTC Bulletin Board was changed to "PAIIE". This means that the registrant's common stock will be ineligible for quotation and subject to removal from the OTC Bulletin Board in 30 calendar days if the NASD does not receive information indicating that the registrant is current in its public reporting obligations pursuant to NASD Rule 6530. The registrant failed to file its annual report on Form 10-KSB within the prescribed time period; however, the registrant plans to file the report by the end of the 30-day grace period.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PATCH INTERNATIONAL INC.


September 20, 2004                      By:  /s/ DAVID STADNYK
                                           -------------------------------------
                                              David Stadnyk, President

















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